UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2007

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Notre Dame Street East Montréal, Québec, Canada, H2L 2R5		1225 17th Street, Suite 3200 Denver, Colorado 80202
(Address of principal executive offices, including Zip Code)

(303) 279-6565 (Colorado)
(514) 521-1786 (Quebec)
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 10, 2007, Molson Coors Brewing Company (the “Company”), together with certain of its subsidiaries, entered into amendments to (i) the Credit Agreement dated as of March 2, 2005 (the “Credit Agreement”) among the Company, Coors Brewing Company (“CBC”), Molson Canada 2005, Molson Inc., Molson Coors Canada Inc. and Coors Brewers Limited, each a subsidiary of the Company, (collectively the “Subsidiary Borrowers”), the Lenders party thereto, Wachovia Bank, National Association, as Administrative Agent, Issuing Bank and Swingline Lender, and Bank of Montreal, as Canadian Administrative Agent, Issuing Bank and Swingline Lender, (ii) the Subsidiary Guarantee Agreement, dated March 2, 2005, (the “Guarantee Agreement”) entered into in connection with the Credit Agreement and pursuant to which Coors Brewing Company, Coors Intercontinental, Inc. (“CII”), Coors Brewing Company International, Inc. (“CBCI”), Coors Worldwide, Inc. (“CWID”), Coors Distributing Company, Coors Global Properties, Inc. and Coors International Market Development, L.L.L.P. agreed to guarantee certain obligations of the Company and the Subsidiary Borrowers under the Credit Agreement; (iii) the Indenture dated as of May 7, 2002, as supplemented, among CBC, as issuer, the Company as guarantor, the other guarantors named therein, and Deutsche Bank Trust Company Americas, as Trustee (the “2002 Indenture”); and  (iv) the Indenture dated as of September 22, 2005, as supplemented, among Molson Coors Capital Finance ULC, as issuer, the guarantors named therein, The Bank of New York, Trust Company, N.A., as successor to TD Banknorth, National Association, as U.S. Trustee, and The Canada Trust Company, as Canadian Trustee (together with the 2002 Indenture, the “Indentures”).

The amendment to the Credit Agreement was made to allow certain internal transfers of assets and subsidiaries.  The amendment to the Guarantee Agreement was made to add Molson Coors International LP, a Delaware limited partnership (“MCILP”), as a guarantor.  MCILP is the surviving entity of a series of mergers among CII, CBCI, and CWID, each of which was a guarantor under the Guarantee Agreement. The amendment to the Guarantee Agreement also added certain of the Company’s other subsidiaries as guarantors.

The amendments to the Indentures, which are in the form of supplemental indentures, were made, among other things, to add MCILP as a guarantor and to add other guarantors which currently guarantee certain obligations under the Credit Agreement.

Item 9.01  Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

/s/ Samuel D. Walker
Date: April 11, 2007	Samuel D. Walker
Chief Legal Officer

Exhibit List

None.